EXHIBIT 10(m)



                    THIRD PROPERTY CATASTROPHE EXCESS OF LOSS
                              REINSURANCE CONTRACT
                           Effective: January 1, 2001

                                    issued to

                         2lst CENTURY INSURANCE COMPANY
                          21st CENTURY CASUALTY COMPANY
                           Woodland Hills, California

                                       and
               all other insurance companies 50% or more owned by
                          21ST Century Insurance Group

                       (hereinafter called the "Company")

                                       by

                   The Subscribing Reinsurer(s) Executing the
                     Interests and Liabilities Agreement(s)
                                 Attached Hereto
                      (hereinafter called the "Reinsurer")

                                      INDEX
                                      -----


CLAUSE                                                                   ARTICLE
------                                                                   -------

CLASSES OF BUSINESS REINSURED                                            I

TERM                                                                     II

SPECIAL TERMINATION OR SETTLEMENT                                        III

TERRITORY                                                                IV

EXCLUSIONS                                                               V

SELF-INSURED OBLIGATIONS                                                 VI

RETENTION AND LIMIT                                                      VII

REINSTATEMENT                                                            VIII

DEFINITION OF ULTIMATE NET LOSS                                          IX

DEFINITION OF LOSS OCCURRENCE                                            X

NOTICE OF LOSS AND LOSS SETTLEMENT                                       XI

REINSURANCE PREMIUM                                                      XII

OFFSET                                                                   XIII

ACCESS TO RECORDS                                                        XIV

NET RETAINED LINES                                                       XV

ERRORS AND OMISSIONS                                                     XVI

CURRENCY                                                                 XVII

TAXES                                                                    XVIII

FEDERAL EXCISE TAX                                                       XIX

RESERVE DEPOSIT (NON ADMITTED REINSURERS)                                XX

INSOLVENCY                                                               XXI

ARBITRATION                                                              XXII

SERVICE OF SUIT (U.S.A.) - N.M.A.1998                                    XXIII

GOVERNING LAW                                                            XXIV

SEVERABILITY                                                             XXV

CONFIDENTIALITY                                                          XXVI

INTERMEDIARY                                                             XXVII

                    THIRD PROPERTY CATASTROPHE EXCESS OF LOSS
                              REINSURANCE CONTRACT
                           Effective: January 1, 2001

                                    issued to

                         2lST CENTURY INSURANCE COMPANY
                          21ST CENTURY CASUALTY COMPANY
                           Woodland Hills, California

                                       and
               all other insurance companies 50% or more owned by
                          21ST Century Insurance Group

                       (hereinafter called the "Company")

                                       by

                   The Subscribing Reinsurer(s) Executing the
                     Interests and Liabilities Agreement(s)
                                 Attached Hereto
                      (hereinafter called the "Reinsurer")


ARTICLE I     CLASSES OF BUSINESS RENSURED
---------     ----------------------------

By this Contract the Reinsurer agrees to reinsure the excess liability which may accrue to the Company under its policies, contracts and binders of insurance or reinsurance (hereinafter called "policies") in force on the effective date hereof or issued or renewed on or after that date, and classified by the Company as:

     1. Property business, including but not limited to Homeowners Multiple Peril (property perils only), Dwelling Fire, Inland Marine and

     2. Workers' Compensation, but only as respects losses arising from Property perils.


ARTICLE II     TERM
----------     ----

A. This Contract shall become effective on 12:01 A.M., Pacific Standard Time, January 1, 2001, with respect to losses arising out of loss occurrences commencing on or after that date, and shall remain in force until 12:01 A.M., Pacific Standard Time, January 1, 2002.

B. If this Contract expires or is terminated while a loss occurrence covered hereunder is in progress, the Reinsurer's liability hereunder shall, subject to the other terms and conditions of this Contract, be determined as if the entire loss occurrence had occurred prior to the termination or expiration of this Contract, provided that no part of such loss occurrence is claimed against any renewal or replacement of this Contract.

ARTICLE  III     SPECIAL  TERMINATION  OR  SETTLEMENT
------------     ------------------------------------

Section  I  (Termination)
------------------------

A. Either party may terminate this Agreement upon 45 days notice in the event that:

     1. The other party should at any time become insolvent, or suffer any impairment of capital, or file a petition in bankruptcy, or go into liquidation, rehabilitation, or have a receiver appointed, or be acquired or controlled by any other insurance company or organization, or

     2. There is a severance or obstruction of free and unfettered communication and/or normal commercial and/or financial intercourse between the United States of America and the country in which the Reinsurer is incorporated or has its principal office as a result of war, currency regulations, or any circumstances arising out of political, financial or economic emergency.

B.   The  Company  may  terminate  this  Agreement  forthwith in the event that:

     1. The Reinsurer ceases writing reinsurance and elects to run-off its existing business.

     2.   As  respects  domestic  reinsurers:

          Upon  application  of the NAIC Insurance Regulatory Information System
          (IRIS) tests to the Reinsurer's quarterly and annual statements (which the Reinsurer hereby agrees to furnish to the Company upon request), it is found that four (4) or more of the Reinsurer's IRIS financial ratio values are outside of the normal range established in the IRIS system.

     3.   As  respects  alien  reinsurers:

          Upon review of the Insurance Solvency International (ISI) Performance Tests as published with respect to the Reinsurer (or upon application of such Performance Tests to the Reinsurer's annual financial statements which the Reinsurer hereby agrees to furnish to the Company upon request), it is found that four (4) or more of the Reinsurer's ratios are outside of the normal range (as defined by the ISI standard).

Termination under A. or B. shall be effected by written notice of cancellation. The Company will specify the mode of payment, i.e., a run-off basis or a clean-cut basis with portfolio transfer, if applicable. In the event the Company elects a run-off basis, the Reinsurer will fund all of the outstanding ceded liabilities through a Trust Account or by providing a Letter of Credit that meets the requirements of the New York State Insurance Department.

Section  II  (Settlement)
------------------------

After termination of this Agreement under this or any article, including the natural expiry of the Agreement, if the Reinsurer has any residual liability to the Company, the Reinsurer will, at the request of the Company, furnish to the Company statements as specified in Section 1B., above, and if four or more values are outside of the usual range established in the IRIS or 151 system (as applicable in accordance with Section 1B., above) the Company shall have the option of an immediate settlement of all present and future obligations under this Agreement in accordance with Section III, below, or requiring the Reinsurer to fund all of the outstanding ceded liabilities through a Trust Account or by providing a Letter of Credit that meets the requirements of the New York State Insurance Department. In the event the Company elects the funding option, it shall notify the Reinsurer in writing and the Reinsurer shall provide such funding within 15 days of such notification; however, it is agreed that the Company retains the right to require settlement in accordance with Section III at any subsequent date.

Section  III  (Payment)
----------------------

A. Amounts due the Company or the Reinsurer under this Article shall include all present and future obligations and shall include unearned premiums, outstanding losses (including IBNR), and all other balances.
B. In the event of a clean-cut termination with portfolio transfer or an immediate settlement of all present and future obligations the Company will, upon receipt of payment, provide to the Reinsurer a full and final release of Reinsurer's liability under the Agreement.

C. When requested by either party an appraisal of outstanding losses and IBNR shall be made by a disinterested actuary.

o.   Settlement  shall  take  into  account  adjustment  for  net present value.

This  Article  shall  survive  the  termination  of  this  Agreement.


ARTICLE IV     TERRITORY
----------     ---------

The liability of the Reinsurer shall be limited to losses under policies covering property located within the territorial limits of the United States of America, its territories or possessions, including the District of Columbia; but this limitation shall not apply to moveable property if the Company's policies provide coverage when said moveable property is outside the aforesaid territorial limits.


ARTICLE V     EXCLUSIONS
---------     ----------

This  Contract  does  not  apply  to  and  specifically  excludes the following:

     1. Reinsurance assumed by the Company under obligatory reinsurance agreements, except treaty reinsurance written on a portfolio basis where the policies involved are to be reunderwritten in accordance with the underwriting standards of the Company and reissued as Company policies at the next anniversary or expiration date and business assumed from other member companies of the 21st Century Insurance Group.

     2. Bodily Injury liability, Property Damage liability and Medical Payments business.

     3.   Financial  guarantee  and  insolvency.

     4. All Accident and Health, Fidelity and Surety, Boiler and Machinery and Credit business.

     5.   All  Ocean  Marine  business.

     6.   All  aviation,  aerospace  and  satellite  business.

     7.   All  insurance  on  growing  or  standing  crops.

     8. Mortgage Impairment insurances and similar kinds of insurances, however styled.

     9. Nuclear risks as defined in the "Nuclear Incident Exclusion Clause - Physical Damage - Reinsurance (U.S.A.)" attached to and forming part of this Contract.

     10. Loss or damage caused by or resulting from war, invasion, hostilities, acts of foreign enemies, civil war, rebellion, insurrection, military or usurped power, or martial law or confiscation by order of any government or public authority, but this exclusion shall not apply to loss or damage covered under a standard policy with a standard War Exclusion Clause.

     11. Loss or liability excluded under the provisions of the "Pools, Associations and Syndicates Exclusion Clause" attached to and forming part of this Contract.

     12. All liability of the Company arising by contract, operation of law, or otherwise, from its participation or member ship, whether voluntary or involuntary, in any insolvency fund. "Insolvency fund" includes any guaranty fund, insolvency fund, plan pool, association, fund or other arrangement, however denominated, established or governed, which provides for any assessment of or payment or assumption by the Company of part or all of any claim, debt, charge, fee or other obligation of an insurer, or its successor or assigns, which has been declared by any competent authority to be insolvent, or which is otherwise deemed unable to meet any claim, debt, charge, fee or other obligation in whole or in part.

     13. Pollution and seepage coverages excluded under the provisions of the "Pollution and Seepage Exclusion Clause" attached to and forming part of this Contract.

          14. Flood when written as such except for excess flood written above the National Flood Insurance Program limits either as part of a Homeowners policy or separately, however styled.

          15. Earthquake, landslide, subsidence or other earth movement or volcanic eruption.

          16.  All  Automobile  Physical  Damage.


ARTICLE VI     SELF-INSURED OBLIGATIONS
----------     ------------------------

A. As respects all business the subject matter hereof, where the coverage has been agreed upon between the Company and the Reinsurer this Contract shall cover all obligations of the Company assumed by it as a self-insurer (or self-insured obligations in excess of any valid and collectible insurance available to the Company) to the same extent as if all types of insurance covered by this Contract were afforded under the broadest form of contracts issued by the Company.

B. Any exposure of the Company in respect of the classes of business included in this Contract for which the Company has issued a policy naming itself and/or an affiliated and/or subsidiary Company as the insured or reinsured party, whether alone or jointly with some other party, shall be deemed to be an insurance or reinsurance coming within the scope of this Contract.


ARTICLE VII     RETENTION AND LIMIT
-----------     -------------------

A. The Company shall retain and be liable for the first $50,000,000 of ultimate net loss arising out of each loss occurrence. The Reinsurer shall then be liable for the amount by which such ultimate net loss exceeds the Company's retention, but the liability of the Reinsurer shall not exceed $35,000,000 as respects any one loss occurrence.

B. In addition to its initial retention each loss occurrence the Company shall retain 2.5% part of 100% share in the interests and liabilities of the Reinsurers.

C. No claim shall be made under this Contract in any one loss occurrence unless at least two risks insured or reinsured by the Company are involved in such loss occurrence.


ARTICLE VIII     REINSTATEMENT
------------     -------------

A. In the event all or any portion of the reinsurance hereunder is exhausted by loss, the amount so exhausted shall be reinstated immediately from the time the loss occurrence commences hereon. For each amount so reinstated the Company agrees to pay additional premium equal to the product of the following:

     1. The percentage of the occurrence limit reinstated (based on the loss paid by the Reinsurer); times

     2. The reinsurance premium for the term of this Contract (exclusive of reinstatement premium).

B. Whenever the Company requests payment by the Reinsurer of any loss hereunder, the Company shall submit a statement to the Reinsurer of reinstatement premium due the Reinsurer. If the reinsurance premium for the term of this Contract has not been finally determined as of the date of any such statement, the calculation of reinstatement premium due shall be based on the annual deposit premium and shall be readjusted when the reinsurance premium for the term of this Contract has been finally determined. Any rein-statement premium shown to be due the Reinsurer as reflected by any such statement (less prior payments, if any) shall be payable by the Company concurrently with payment by the Reinsurer of the requested loss. Any return reinstatement premium shown to be due the Company shall be remitted by the Reinsurer as promptly as possible after receipt and verification of the Company's statement.

C. Notwithstanding anything stated herein, the liability of the Reinsurer hereunder shall not exceed $35,000,000 as respects loss or losses arising out of any loss occurrence, nor shall it exceed $70,000,000 in all during the term of this Contract.


ARTICLE  IX          DEFINITION  OF  ULTIMATE  NET  LOSS
-----------          -----------------------------------

A. The term "Ultimate Net Loss" shall mean the actual loss sustained by the Company, such loss to include 80% of extra contractual obligations and all expenses (regardless of how such expenses are classified for statutory reporting purposes) incurred by the Company in connection with the settlement of losses or resistance to or negotiations concerning a loss (including those losses which are the result of actions and/or disputes between the insured and the Company and legal expenses incurred in connection with coverage questions and legal actions connected thereto), excluding, however, any part of the office expenses of the Company and salaries of employees other than salary charges for staff adjusters, fieldpersons or other employees while actually engaged in the settlement of losses.

B. Salvages and recoveries, whether recovered or received prior or subsequent to loss settlement under this Contract, including amounts recoverable under all reinsurances, whether collected or not, shall be applied as if recovered or received prior to the aforesaid settlement and shall be first deducted from the actual loss sustained to arrive at the amount of ultimate net loss. Nothing, however, in this Article shall be construed to mean losses are not recoverable hereunder until the ultimate net loss to the Company has been ascertained.

C. Any reinsurance effected by the Company whose ultimate purpose is to procure a catastrophe bond or other financial instrument, shall inure solely to the benefit of the Company and is to be disregarded in determining the ultimate net loss.

D. The Company is granted permission to carry pro rata and/or excess reinsurance, recoveries under which shall inure to the sole benefit of the Company and shall be entirely disregarded for the purposes of determining the Company's ultimate net loss under this Contract, unless otherwise stipulated by the Company.

E. "Extra contractual obligations" as used herein shall mean any punitive, exemplary, compensatory or consequential damages paid or payable by the Company as a result of an action against it by its insured or its insured's assignee, which action alleges negligence or bad faith on the part of the Company in handling a claim under a policy subject to this Contract. However, for the purposes of this Contract, extra contractual obligations arising out of any one loss occurrence shall not exceed 25% of the contractual loss under all policies involved in the loss occurrence. An extra contractual obligation shall be deemed to have occurred on the same date as the loss covered or alleged to be covered under the policy. Notwithstanding anything stated herein, this Contract shall not apply to any extra contractual obligation incurred by the Company as a result of any fraudulent and/or criminal act by any officer or director of the Company acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense, or settlement of any claim covered hereunder.


ARTICLE X     DEFINITION OF LOSS OCCURRENCE
---------     -----------------------------

A. The term "loss occurrence" shall mean the sum of all individual losses directly occasioned by any one disaster, accident or loss or series of disasters, accidents or losses arising out of one event which occurs within the area of one state (or the District of Columbia) of the United States and states or the District of Columbia) contiguous thereto and to one another. However, the duration and extent of any one "loss occurrence" shall be limited to all individual losses sustained by the Company occurring during any period of 166 consecutive hours arising out of and directly occasioned by the same event except that the term "loss occurrence" shall be further defined as follows:

     1. As regards windstorm, hail, tornado, hurricane, cyclone, including ensuing collapse and water damage, all individual losses sustained by the Company occurring during any period of 72 consecutive hours arising out of and directly occasioned by the same event. However, the event need not be limited to one state (or the District of Columbia) or states (or the District of Columbia) contiguous thereto.

     2. As regards riot, riot attending a strike, civil commotion, vandalism and malicious mischief, all individual losses sustained by the Company, occurring during any period of 72 consecutive hours within the area of one municipality or county and the municipalities or counties contiguous thereto arising out of and directly occasioned by the same event. The maximum duration of 72 consecutive hours may be extended in respect of individual losses which occur beyond such 72 consecutive hours during the continued occupation of an assured's premises by strikers, provided such occupation commenced during the aforesaid period.

     3. As regards fire following an earthquake (the epicentre of which need not necessarily be within the territorial confines referred to in paragraph A above) directly occasioned by the earthquake, only those individual fire losses which commence during the period of 168 consecutive hours may be included in the Company's "loss occurrence".

     4. As regards "freeze", only individual losses directly occasioned by collapse, breakage of glass and water damage(caused by bursting of frozen pipes and tanks)may be included in the Company's "loss occurrence".

B. For all those "loss occurrences", other than those referred to in subparagraph 2 of paragraph A above, the Company may choose the date and time when any such period of consecutive hours commences, provided that it is not earlier than the date and time of the occurrence of the first recorded individual loss sustained by the Company arising out of that disaster, accident or loss, and provided that only one such period of 168 consecutive hours shall apply with respect to one event, except for any "loss occurrences" referred to in subparagraph 1 of paragraph A above where only one such period of 72 consecutive hours shall apply with respect to one event, regardless of the duration of the event.

C. As respects those "loss occurrences" referred to in subparagraph 2 of paragraph A above, if the disaster, accident or loss occasioned by the event is of greater duration than 72 consecutive hours, then the Company may divide the disaster, accident or loss into two or more "loss occurrences", provided no two periods overlap and no individual loss is included in more than one such period and provided that no period commences earlier than the date and time of the occurrence of the first recorded individual loss sustained by the Company arising out of that disaster, accident or loss.

D. No individual losses occasioned by an event that would be covered by 72 hours clauses may be included in any "loss occurrence" claimed under the 168 hours provision.


ARTICLE  XI     NOTICE  OF  LOSS  AND  LOSS  SETTLEMENTS
-----------     ----------------------------------------

A. In the event of a loss which either results in or appears to be of serious enough nature to result in the involvement of this Contract, the Company shall give notice as soon as reasonably practicable to the Reinsurer and the Company shall keep the Reinsurer advised of all subsequent developments in connection therewith.

B. The Reinsurer agrees to abide by the loss settlements of the Company, such settlements to be considered as satisfactory proofs of loss, and amounts falling to the share of the Reinsurer shall be immediately payable to the Company by the Reinsurer upon reasonable evidence of the amount paid or to be paid within 10 working days by the Company being presented to the Reinsurer by the Company.


ARTICLE XII     REINSURANCE PREMIUM
-----------     -------------------

A. As premium for the reinsurance provided hereunder, the Company shall pay the Reinsurer 3.30% of its net earned premium for the term of this Contract as respects all business reinsured hereunder, subject to a minimum premium of $742,000. However, if this Contract is terminated, the minimum premium shall be pro rated.

B. The Company shall pay the Reinsurer a deposit premium of $927,500 in four installments of $231,875 on January 1, April 1, July 1, and October 1, 2001. However, if this Contract is terminated, no deposit premium shall be due after the effective date of termination.

C. Within 60 days after the expiration or termination of this Contract, the Company shall provide a report to the Reinsurer setting forth the premium due hereunder, computed in accordance with paragraph A, and any additional premium due the Reinsurer or return premium due the Company shall be remitted promptly.

D. "Net earned premium" as used herein is defined as gross premium of the Company for the classes of business reinsured hereunder, less the earned portion of premiums ceded by the Company for reinsurance which inures to the benefit of this Contract.

ARTICLE XIII     OFFSET
------------     ------

A. Each party hereto shall have, and may exercise at any time and from time to time, the right to offset any undisputed balance or balances, whether on account of premiums or on account of losses or otherwise, due from such party to the other (or, if more than one, any other) party hereto under this Contract or under any other reinsurance contract heretofore or hereafter entered into by and between them, and may offset the same against any undisputed balance or balances due to the former from the latter under the same or any other reinsurance contract between them, and the party asserting the right of offset shall have and may exercise such right whether the undisputed balance or balances due to such party from the other are on account of premiums or on account of losses or otherwise and regardless of the capacity, whether as assuming insurer or a ceding insurer, in which each party acted under the contract or, if more than one, the difference contracts involved, provided, however, that, in the event of the insolvency of a party hereto, offsets shall only be allowed in accordance with the applicable provisions of the Insurance Law of the State of California.


ARTICLE XIV     ACCESS TO RECORDS
-----------     -----------------

The Reinsurer, or its duly authorized representative, shall have free access at all reasonable times during and after the currency of this Contract, to books and records maintained by any of the division, department and branch offices of the Company which are involved in the subject matter of this Contract and which pertain to the reinsurance provided hereunder and all claims made in connection therewith. Notwithstanding the provisions of the preceding sentence, if undisputed balances due from the Reinsurer under this Contract have not been paid for the two most recent reported calendar quarters, the Reinsurer shall not have access to any of the Company's records relating to this Contract without the specific consent of the Company.


ARTICLE XV     NET RETAINED LINES
----------     ------------------

A. This Contract applies only to that portion of any insurance or reinsurance which the Company retains net for its own account (prior to deduction of any underlying reinsurance specifically permitted in this Contract) and in calculating the amount of any loss hereunder and also in computing the amount or amounts in excess of which this Contract attaches, only loss or losses in respect of that portion of any insurance or reinsurance which the Company retains net for its own account shall be included.

B. The amount of the Reinsurer's liability hereunder in respect of any loss or losses shall not be increased by reason of the inability of the Company to collect from any other reinsurers, whether specific or general, any amounts which may become due from them whether such inability arises from the insolvency of such other reinsurers or otherwise.

C. Reinsurances or pooling agreements effected or entered into by the Company with any of its, affiliated companies under common management or common ownership, including member companies of the American International Group, which reduce the individual retained line of the Company shall be disregarded for the purposes of this Contract.


ARTICLE XVI     ERRORS AND OMISSIONS
-----------     --------------------

Any inadvertent delay, omission or error shall not relieve either party hereto from any liability which would attach to it hereunder if such delay, omission or error had not been made, provided such delay, omission or error is rectified immediately upon discovery.


ARTICLE XVII     CURRENCY
------------     --------

A. Wherever the sign "$" or the word "Dollars" is used herein it is understood to mean United States Dollars.

B.   All premium and loss payments hereunder shall be in United States currency.

B. All foreign currencies for premiums and losses shall be converted to United States currency at the same rates of exchange as used by the Company in recording the transactions in the Company's records.


ARTICLE XVIII     TAXES
-------------     -----

In consideration of the terms under which this Contract is issued, the Company undertakes not to claim any deduction of the premium hereon when making Canadian tax returns or when making tax returns, other than Income or Profits Tax returns, to any state or territory of the United States, the District of Columbia or to Canada.


ARTICLE XIX     FEDERAL EXCISE TAX
-----------     ------------------

(Federal Excise Tax applies only to those Reinsurers, excepting Underwriters at Lloyd's and other Reinsurers exempt from Federal Excise Tax, who are domiciled outside the United States of America).

A. The Reinsurer has agreed to allow for the purpose of paying the Federal Excise Tax 1% of the premium payable hereon to the extent such premium is subject to Federal Excise Tax.

B. In the event of any return of premium becoming due hereunder, the Reinsurer will deduct 1% from the amount of the return and the Company or its agent should take steps to recover the Tax from the United States Government.


ARTICLE  XX     RESERVE  DEPOSIT  (NON  ADMITTED  REINSURERS)
-----------     ---------------------------------------------

A. With respect to loss liability on an insured risk in any jurisdiction in which the Reinsurer is not admitted, the Reinsurer shall fund an amount herein called the "deposit". The deposit initially shall equal the Reinsurer's share of outstanding loss and loss adjustment expense reserves. However, the deposit for the Reinsurer not federally licensed in Canada shall instead initially equal 1151 of the statutory loss reserves.

B. The deposit shall be adjusted quarterly to equal the outstanding loss and loss adjustment expense reserves, calculated on the basis of the requirements of the California State Insurance Department and/or applicable Insurance Regulatory Agencies, corresponding to the Reinsurer's proportionate share.

C. The Company may at any time after default by the Reinsurer of payments owing to the Company require, by notice in writing to the Reinsurer, the payment of the sum due. In the event the Reinsurer shall not pay such sun within seven days after receipt of said notice, the Company shall be entitled to appropriate so much of the deposit as may be required to eliminate the default. Until the deposit shall have been utilized in the manner aforesaid, interest thereon shall be credited to the Reinsurer quarterly at the rate of four percent per annum.

D. The Company may at its discretion, instead of taking any part of the deposit, require payment of any sum in default, and it shall be no defense to any such claim that the Company might have had recourse to the deposit.

E. The deposit may be in the form of cash, a Letter of Credit, or other security, provided such Letter of Credit or other security satisfies the requirements of the law and the applicable Insurance Regulatory Agency. However, a Letter of Credit is not an acceptable substitute in Canada.

E. Notwithstanding any other provisions of this Contract, the Letter of Credit or other security may be drawn upon by the Company at any time to fund the deposit or for any amounts due from the Reinsurer under this Contract.


ARTICLE XXI     INSOLVENCY
-----------     ----------

In the event of insolvency and the appointment of a conservator, liquidator, or statutory successor of the ceding company, the portion of any risk or obligation assumed by the Reinsurer shall be payable to the conservator, liquidator, or statutory successor on the basis of claims allowed against the insolvent company by any court of competent jurisdiction or by any conservator, liquidator, or statutory successor of the company having authority to allow such claims, without diminution because of that insolvency, or because the conservator, liquidator, or statutory successor has failed to pay all or a portion of any claims. Payments by the Reinsurer as set forth in this subdivision shall be made directly to the ceding insurer or to its conservator, liquidator, or statutory successor, except where the contract of insurance or reinsurance specifically provides another payee of such reinsurance in the event of the insolvency of the ceding insurer. The conservator, liquidator, or statutory successor of a ceding insurer shall give written notice of the pendency of a claim against the ceding insurer indicating the policy or bond reinsured, within a reasonable time after such claim is filed and the Reinsurer may interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses which it may deem available to the ceding insurer or its conservator, liquidator, or statutory successor. The expense thus incurred by the Reinsurer shall be payable subject to court approval out of the estate of the insolvent ceding insurer as part of the expense of conservation or liquidation to the extent of a proportionate share of the benefit which may accrue to the ceding insurer in conservation or liquidation, solely as a result of the defense undertaken by the Reinsurer.


ARTICLE XXII     ARBTRATION
------------     ----------

A. Any and all disputes or differences arising out of this Agreement, including its formation and validity, shall be submitted to binding arbitration. Any arbitration shall be based upon the Procedures for the Resolution of U.S. Insurance and Reinsurance Disputes dated September 1999 (the "Procedures"), as supplemented by the paragraphs below.

B. The Panel shall consist of three Disinterested arbitrators, one to be appointed by the Petitioner, one to be appointed by the Respondent and the third to be appointed by the two Party-appointed arbitrators. The third arbitrator shall serve as the umpire, who shall be neutral. The arbitrators and umpire shall be persons who are current or former officers or executives of an insurer or reinsurer. Within thirty days of the commencement of the arbitration proceeding (or, if applicable, the longer period provided in paragraph E below), each Party shall provide the other Party with the identification of its Party-appointed arbitrator, his or her address (including telephone, fax and e-mail information), and provide a copy of the arbitrator's curriculum vitae. If either Party fails to appoint an arbitrator within that thirty-day period (or applicable longer period), the non-defaulting Party will appoint an arbitrator to act as the Party-appointed arbitrator for the defaulting Party. The umpire shall be appointed by the two Party-appointed arbitrators as soon as practical (but no later than 30 days) after the appointment of the second arbitrator. The Party-appointed arbitrators may consult, in appointed them confidence, with the Party who concerning the appointment of the umpire.

C. Where the two Party-appointed arbitrators have failed to reach agreement on an umpire within the time specified in paragraph B, each Party shall propose to the other in writing, within 7 days thereafter, eight umpire candidates from the ARIAS U.S. Certified Arbitrators List in effect at the time of the commencement of the arbitration. The umpire will then be selected in accordance with 6.7(b)-(e) of the Procedures. (Unless the Parties agree otherwise, the ARIAS U.S. Umpire Questionnaire Form in effect at the time of the commencement of the arbitration shall be used.)

D.   The  arbitration  shall  take  place  in  Woodland  Hills,  California.

E. If the Company and more than one Reinsurer are involved in the same dispute(s) or difference(s) arising out of this Agreement, and the Company requests consolidated arbitration with those Reinsurers in an initial Notice of Arbitration or Response, then those Reinsurers shall constitute and act as one Party for purposes of the arbitration and thus shall select a single Party-appointed arbitrator among them. (If the Company requests consolidation in a Response, then (i) that Response shall be appended to the Company's Notice of Arbitration to the additional Reinsurer(s) joined in the proceeding, (ii) any arbitral appointment made before that Response shall be of no effect, and (iii) the Reinsurers shall select their arbitrator within 30 days of their receipt of those pleadings.) For purposes of this paragraph, any instance in which two or more Reinsurers have not paid their proportional shares of the same balance claimed due by the Company shall be deemed to involve the "same dispute(s) or difference(s) arising out of this Agreement." Communications shall be made by the Company to each of the Reinsurers constituting one Party. Nothing in this paragraph shall impair the rights of Reinsurers to assert several rather than joint defenses or claims, change their liability under this Agreement from several to joint, or impair their rights to retain separate counsel in connection with the arbitration.

F. Unless prohibited by law, the Supreme Court of the State of California and the United States District Court for the Southern District of California shall have exclusive jurisdiction over any and all court proceedings that either Party may initiate in connection with the arbitration, including proceedings to compel, stay, or enjoin arbitration or to confirm, vacate, modify, or correct an Arbitration Award.

G. For purposes of this Article, the terms "Arbitration Award," "Disinterested," "Notice of Arbitration," "Panel," "Party" (or "Parties"), "Petitioner," "Respondent," and "Response' shall have the meanings set forth in article 2 of the Procedures (Definitions).

H. In the event of any conflict between the Procedures and this Article, this Article, and not the Procedures, will control.

I.   This  Article  shall  survive  the  termination  of  this  Agreement.


ARTICLE  XXIII     SERVICE  OF  SUIT  (U.S.A.)  -  N.M.A.  1998
--------------     --------------------------------------------

(Applicable  only  to reinsurers domiciled outside the United States of America)

A. It is agreed that in the event of the failure of the Reinsurer hereon to pay any amount claimed to be due hereunder, the Reinsurer hereon, at the request of the Company, will submit to the jurisdiction of a Court of competent jurisdiction within the United States. Nothing in this Article constitutes or should be understood to constitute a waiver of the Reinsurer's rights to commence an action in any Court of competent jurisdiction in the United States, to remove an action to a United States District Court, or to seek a transfer of a case to another Court as permitted by the laws of the United States or of any state in the United States. It is further agreed that service of process in such suit may be made upon Mendes & Mount, 750 Seventh Avenue, New York, New York 10019-6929, and that in any suit instituted against any one of them upon this Contract, the Reinsurer will abide by the final decision of such Court or of any Appellate Court in the event of an appeal.

B. The above-named are authorized and directed to accept service of process on behalf of the Reinsurer in any such suit and/or upon the request of the Company to give a written undertaking to the Company that they will enter a general appearance upon the Reinsurer's behalf in the event such a suit shall be instituted.

C. Further, pursuant to any statute of any state, territory or district of the United States which makes provision thereof, the Reinsurer hereon hereby designates the Superintendent, Commissioner or Director of Insurance or other officer specified for that purpose in the statute, or his successor or successors in office, as its true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the Company and any beneficiary hereunder arising out of this Contract of reinsurance, and hereby designated the above-named Mendes & Mount as the firm to whom the said officer is authorized to mail such process or a true copy thereof.


ARTICLE XXIV     GOVERNING LAW
------------     -------------

The Contract shall be governed by and construed in accordance with the laws of the State of California.


ARTICLE XXV     SEVERABILITY
-----------     ------------

If any provision of this Contract shall be rendered illegal or unenforceable by the laws, regulations or public policy of any state, such provision shall be considered void in such state, but this shall not affect the validity or enforceability of any other provision of this Contract or the enforceability of such provision in any other jurisdiction.


ARTICLE XXVI     CONFIDENTIALITY
------------     ---------------

All terms and conditions of this Contract and any material provided in the course of inspection shall be kept confidential by the Reinsurer as against third parties, unless the disclosure is required pursuant to process of law or unless the disclosure is to Reinsurer's retrocessionaires, financial auditors or governing regulatory bodies. Disclosing or using this information for any purpose beyond the scope of this Contract, or beyond the exceptions set forth above, is expressly forbidden without the prior consent of the Company.


ARTICLE XXVII     INTERMIDIARY
-------------     ------------

John P. Woods Co., Inc. is hereby recognized as the Intermediary through whom all communications relating hereto (including but not limited to notices, statements, premiums, return premiums, commissions, taxes, losses, loss adjustment expenses, salvage and loss settlements) shall be transmitted to both parties. It is understood, as regards remittances due either party hereunder, that payment by the Company to John P. woods Co., Inc. shall constitute payment to the Reinsurer, but payment by the Reinsurer to John P. Woods Co., Inc., shall only constitute payment to the Company to the extent such payments are actually received by the Company.


                       NUCLEAR INCIDENT EXCLUSION CLAUSE -
                      PHYSICAL DAMAGE - REINSURANCE - U.S.A

     1. This Reinsurance does not cover any loss or liability accruing to the Company, directly or indirectly, and whether as Insurer or Reinsurer, from any Pool of Insurers or Reinsurers formed for the purpose of covering Atomic or Nuclear Energy risks.

     2. Without in any way restricting the operation of paragraph (1) of this Clause, this Reinsurance does not cover any loss or liability accruing to the Company, directly or indirectly and whether as Insurer or Reinsurer, from any insurance against Physical Damage (including business interruption or consequential loss arising out of such Physical Damage) to:

               I. Nuclear reactor power plants including all auxiliary property on the site, or

               II. Any other nuclear reactor installation, including laboratories handling radioactive materials in connection with reactor installations, and "critical facilities" as such, or

               III. Installations  for fabricating complete fuel elements or for processing substantial quantities of "special nuclear material", and for reprocessing, salvaging, chemically separating, storing or disposing of "spent" nuclear fuel or waste materials, or

               IV. Installations other than those listed in paragraph (2) III above using substantial quantities of radioactive isotopes or other products of nuclear fission.

     3.     Without  in any way restricting the operations of paragraphs (1) and
(2) hereof, this Reinsurance does not cover any loss or liability by radioactive contamination accruing to the Reinsured, directly or indirectly, and whether as Insurer or Reinsurer, from any insurance on property which is on the same site as a nuclear reactor power plant or other nuclear installation and which normally would be insured therewith except that this paragraph (3) shall not operate

     (a) where Company does not have knowledge of such nuclear reactor power plant or nuclear installation, or
     (b) where said insurance contains a provision excluding coverage for damage to property caused by or resulting from radioactive contamination, however caused. However on and after 1st January 1960 this sub-paragraph (b) shall only apply provided the said radioactive contamination exclusion provision has been approved by the Governmental Authority having jurisdiction thereof.

     4. Without in any way restricting the operations of paragraphs (1), (2) and (3) hereof, this Reinsurance does not cover any loss or liability by radioactive contamination accruing to the Company, directly or indirectly, and whether as Insurer or Reinsurer, when such radioactive contamination is a named hazard specifically insured against.

     5. It is understood and agreed that this Clause shall not extend to risks using radioactive isotopes in any form where the nuclear exposure is not considered by the Company to be the primary hazard.

     6. The term "special nuclear material" shall have the meaning given it in the Atomic Energy Act of 1954, or by any law amendatory thereof.

     7.     Company  to  be  sole  judge  of  what  constitutes:
          (a)  substantial  quantities,  and
          (b)  the  extent  of  installation,  plant  or  site.

NOTE: Without in any way restricting the operation of paragraph (1) hereof, it is understood and agreed that

          (a) all policies issued by the Company on or before 31st December 1957 shall be free from the application of the other provisions of this Clause until expiry date or 31st December 1960 whichever first occurs whereupon all the provisions of this Clause shall apply.

          (b) with respect to any risk located in Canada policies issued by the Reinsured on or before 31st December 1956 shall be free from the application of the other provisions of this Clause until expiry date or 31st December 1960 whichever first occurs whereupon all the provisions of this Clause shall apply.

                       POOLS, ASSOCIATIONS AND SYNDICATES
                                EXCLUSION CLAUSE


SECTION A

Excluding:

          (a) All Business derived directly or indirectly from any Pool, Association or Syndicate which maintains its own reinsurance facilities.

          (b) Any Pool or Scheme (whether voluntary or mandatory) formed after March 1, 1968 for the purpose of insuring property whether on a country-wide basis or in respect of designated areas. This exclusion shall not apply to so-called Automobile Insurance Plans or other Pools formed to provide coverage for Automobile Physical Damage.

SECTION  B
----------

     Nevertheless the Reinsurer specifically agrees that liability accruing to the Company from its participation in residual market mechanisms including but not limited to:

(1)  The following so-called "Coastal Pools":

     Alabama  Insurance  Underwriting  Association
     Florida  Windstorm  Underwriting  Association  ("FWUA")
     Louisiana  Insurance  Underwriting  Association
     Mississippi  Windstorm  Underwriting  Association
     North  Carolina  Insurance  Underwriting  Association
     South Carolina Windstorm and Hail Underwriting Association Texas Catastrophe Property Insurance Association

                                       AND

(2)  All "Fair Plan" and "Rural Risk Plan" business

                                       AND

(1) The Florida Property and Casualty Joint Underwriting Association ("FPCJUA"), the Florida Residential Property and Casualty Joint Underwriting Association ("RPCJUA") and the California Earthquake Authority
     (CEA).

For all perils otherwise protected hereunder shall not be excluded, except, however, that this reinsurance does not include any increase in such liability resulting from:

     (i) The inability of any other participant in such "Coastal Pool" and/or "Fair Plan" and/or "Rural Risk Plan" and/or Residual Market Mechanisms to meet its liability.

     (ii) Any claim against such "Coastal Pool" and/or "Fair Plan" and/or "Rural Risk Plan" and/or Residual Market Mechanisms, or any participant therein, including the Company, whether by way of subrogation or otherwise, brought by or on behalf of any insolvency fund (as defined in the Insolvency Fund Exclusion Clause incorporated in the Contract).

SECTION  C
----------

(1) Notwithstanding Section B above, in respect of the CEA, where an assessment is made against the Company by the CEA, the Company may include in it
     Ultimate Net Loss only that assessment directly attributable to each separate loss occurrence covered hereunder. The Company's initial capital contribution to the CEA shall not be included in the Ultimate Net Loss.

(2) Notwithstanding Section B above, in respect of the FWUA, FPCJUA and RPCJUA, where an assessment is made against the Company by the FWUA, the FPCJUA, the RPCJUA, or any combination thereof, the maximum loss that the Company may include in the Ultimate Net Loss in respect of any loss occurrence hereunder shall not exceed the lesser of:

     (a) The Company's assessment from the relevant entity (FWUA, FPCJUA and/or RPCJUA) for the accounting year in which the loss occurrence commenced, or

     (b)  The  product  of  the  following:

          (i) The Company's percentage participation in the relevant entity for the accounting year in which the loss occurrence commenced; and

          (ii) The  relevant  entity's  total  losses  in  such loss occurrence.

     Any assessments for accounting years subsequent to that in which the loss occurrence commenced may not be included in the Ultimate Net Loss hereunder. Moreover, notwithstanding Section B above, in respect of the FWUA, the FPCJUA and/or the RPCJUA, the Ultimate Net Loss hereunder shall not include any monies expended to purchase or retire bonds as a consequence of being a member of the FWUA, the FPCJUA and/or the RPCJUA. For the purposes of this Contract, the Company may not include in the Ultimate Net Loss any assessment or any percentage assessment levied by the

     FWUA, the FPCJUA and/or the RPCJUA to meet the obligations of an insolvent insurer member or other party, or to meet any obligations arising from the deferment by the FWUA, the FPCJUA and/or the RPCJUA of the collection of monies.

NOTES:     Wherever  used  herein  the  terms:


"Company"     shall be understood to mean "Company", "Reinsured", "Reassured" or whatever other terms is used in the attached reinsurance document to designate the reinsured company or companies.

"Agreement"    shall  be understood to mean "Agreement",  "Contract", "Policy", or whatever other term is used to designate the attached reinsurance document.

"Reinsurers"   shall  be  understood  to  mean  "Reinsurers", Underwriters" or whatever other term is used in the attached reinsurance document to designate the reinsurer or reinsurers.

                     POLLUTION AND SEEPAGE EXCLUSION CLAUSE


This Contract excludes loss and/or damage and/or costs and/or expenses arising from seepage and/or pollution and/or contamination, other than contamination from smoke. Nevertheless, this exclusion does not preclude payment of the cost of removing debris of property damaged by a loss otherwise covered hereunder, subject always to a limit of 25% of the Company's property loss under the applicable original policy.